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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   August 2, 1996
                                                --------------------------


                      Medicis Pharmaceutical Corporation
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



       Delaware                         0-18443                  52-1574808
- - ----------------------------         --------------        ---------------------
(State or other jurisdiction         (Commission           (IRS Employer
  of incorporation)                    File Number)          Identification No.)



4343 East Camelback Road, Suite 250, Phoenix, Arizona               85018
- - -----------------------------------------------------             ---------
      (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code  (606) 808-8800
                                                  -------------------------

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

        N/A

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        N/A

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

        N/A

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

        N/A

ITEM 5. OTHER EVENTS.

        On July 22, 1996, Medicis Pharmaceutical Corporation ("Medicis" or the "Company") announced that its Board of Directors had approved a 3 for 2 stock split to be effected in the form of a 50% stock dividend (the "Dividend"). The Dividend will be paid to holders of record of the Class A and Class B Common Stock on July 22, 1996, i.e., the record date. Pursuant to the Dividend, holders of the Company's Class A Common Stock will receive one additional share of Class A Common Stock for each two shares of Class A Common Stock held. An equivalent dividend will be paid to the holders of the Company's Class B Common Stock. Because the Company does not currently have available the additional shares of Class B Common Stock in which to pay the Dividend, holders of the Company's Class B Common Stock will receive a new series of preferred stock denominated as Series B Automatically Convertible Preferred Common Stock ("Series B Preferred Stock"). The relative rights, preferences, privileges and limitations of the Series B Preferred Stock are identical in all respects to that of the Company's Class B Common Stock and in no way vary from the rights, preferences, privileges or limitations of the Class B Common Stock except that, each share of Series B Preferred Stock shall be automatically (and without any further action by or on behalf of the Company or the holder thereof) converted into one share of Class B Common Stock immediately upon approval of the Company's shareholders of an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of Class B Common Stock by a number equal to or greater than the number of outstanding and issued shares of Series B Preferred Stock. In addition, shares of Series B Preferred Stock are convertible into Class A Common Stock on the same terms and conditions (including automatic conversion upon transfer) applicable to the conversion of Class B Common Stock into Class A Common Stock. Pursuant to the Board's action, 62,660 shares of Series B Preferred Common Stock were created and reserved for issuance upon payment of the Dividend.

        The Company intends to file an application for inclusion of the Class A Common Stock Dividend shares for trading on the NASDAQ National Market System.


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        The Company intends to submit to the shareholders at its 1996 Annual
Meeting, an amended and restated Certificate of Incorporation which will increase the number of authorized shares of Class A and Class B Common Stock in order to effect the automatic conversion of Series B Preferred Stock into Class B Common Stock.

        Appropriate adjustments will be made to all of the Company's outstanding options and warrants, including options granted pursuant to the terms of the Company's various incentive stock option plans. Similar adjustments will be made under the Company's Rights Agreement, dated as of August 15, 1995 (as amended from time to time) between the Company and American Stock Transfer and Trust Company, so that one additional right shall be issued to accompany each share of Class A Common Stock or Series B Preferred Stock to be issued pursuant to the Dividend.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.

        N/A

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)  Financial Statements.

             N/A

        (b)  Pro Forma Financial Information.

             N/A

        (c)  Exhibits.

             7.1 -  Press Release dated July 23, 1996.
             7.2 - Certificate of Designation of Series B Automatically Preferred Common Stock.
             7.3 -  Form of Consent of Class B Common Stockholders.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              MEDICIS PHARMACEUTICAL CORPORATION


Date August 8, 1996                           By:  /s/ Mark A. Prygocki, Sr.
                                                  --------------------------
                                                       Mark A. Prygocki, Sr.
                                                Its:   Chief Financial Officer


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